Semiannual Report
--------------------------------------------------------------------------------
June 30, 2000



--------------------------------------------------------------------------------
Equity Income Portfolio







Invest With Confidence(registered trademark)
T. Rowe Price

This report is authorized for distribu- tion only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price InvestmentServices, Inc.,
Distributor



Dear Investor

The stock market soared, dove, then rose again during the first six months of the year, creating significant volatility among various sectors and individual stocks. By the time the dust settled at the end of June, most major market indices posted slight losses for the six-month period. In a generally poor environment for equities, the low-P/E and higher-yielding stocks that compose the universe of value stocks your fund inhabits posted small losses for the first half of 2000.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/00                           6 Months            12 Months
--------------------------------------------------------------------------------

     Equity Income Portfolio                      -2.74%              -10.22%

     S&P 500                                      -0.43                 7.24

     Lipper Variable Annuity
     Underlying Equity Income
     Funds Average                                -1.65                -2.98

     As shown in the Performance Comparison table, your portfolio declined by 2.74% during the six months ended June 30, 2000, reflecting a drop of nearly 3% in the first quarter and a slim gain in the second. Despite the weak results, we were pleased to see the portfolio hold up reasonably well during the sharp sell-off in technology and so-called New Economy stocks in the spring. Since 1998, we have been struggling in an environment that has favored growth stocks, many with little or no earnings, over value stocks. However, momentum may have begun to shift back toward quality companies with a history of earnings growth and relatively high dividend yields, and we regard this development - if it continues - as a welcome return to reality in the equities market.

     The year began with a continuation of the pattern that characterized the stock market through most of last year. In the first quarter, the technology-heavy Nasdaq Composite led the way as the more aggressive market sectors provided the strongest performance. In April and May, those stocks experienced a sudden and sharp decline, and traditional value stocks provided better relative performance. In June the market underwent another reversal in sentiment, with growth stocks rebounding from their spring decline. By the end of the second quarter the S&P 500, the Dow Jones Industrial Average, and the Nasdaq Composite had all posted losses. Within these indices, growth stocks generally fared better than value stocks, and smaller and mid-cap shares outperformed the largest-cap stocks.

DIVIDEND DISTRIBUTIONS

     On June 27, 2000, your Board of Directors declared a second-quarter income dividend of $0.09 per share, bringing the year-to-date total to $0.18. This distribution was paid on June 29 to shareholders of record on June 27. Earlier this year we declared a capital gain distribution of $0.31 per share, of which $0.11 represented short-term and $0.20 represented long-term capital gains. This distribution was paid in the first quarter, and no capital gain distribution was declared in the second quarter.

PORTFOLIO STRATEGY

     During the first half, the portfolio benefited from several successful investments and suffered from some that did not work out as well. Our holdings in the health care, utility, and energy sectors were generally good performers, while telecommunications and basic materials stocks declined overall. Among our profitable positions were American Home Products, Baker Hughes, Pharmacia, Disney, and Starwood Hotels & Resorts Worldwide. Disappointing stocks included International Paper, DuPont, Hercules, and ALLTEL.

Security Diversification
--------------------------------------------------------------------------------

6/30/00

Reserves                                                                5

Technology                                                              5

Capital Equipment, Process Industries, and Basic Materials             10

Consumer Services and Cyclicals                                        13

Financial                                                              17

Consumer Nondurables                                                   20

Energy and Utilities                                                   26

Business Services and Transportation                                    4


     The strategy we followed during the period was to invest in good companies after the sell-off. Equity investors not only have high expectations for future returns, but also little tolerance for any disappointing news affecting their investments. What else could explain the recent collapse of stocks like Procter & Gamble? It dropped about 50% after announcing slower earnings growth - not losses, but slower growth in profitability. Many small technology and Internet companies fared even worse. Imagine what would happen in a more difficult economic environment.

     In this climate we capitalized on the significant price declines in several stocks to make new investments. Our experience suggests that investing in strong companies after they lose half their value is often a rewarding move. This was our reason for new purchases in Rockwell International, Gillette, Microsoft, and Procter & Gamble. Rockwell is the classic value stock. Having fallen substantially in price, the stock sold for 10 times earnings and sported a dividend yield of 3% - an attractive valuation for a leading manufacturing company. The other companies listed in the Major Portfolio Changes table following this letter share the common characteristics of recent price weakness, strong market position, and attractive valuations. Microsoft is a slightly unusual holding for us given our general reluctance to invest in technology stocks for valuation reasons. Nonetheless, after its highly publicized antitrust problems and stock price nosedive, we thought it was an opportune time to initiate a small position.

     Most of the portfolio sales listed in the table were of successful investments whose valuations reached unattractive levels as their share prices rose, which diminished their appeal for us. Two holdings, US West and Consolidated Papers, were takeover targets.

     As shown in the Financial Profile table, the fund's holdings sell at a substantial discount to the overall market. Our historical approach has been to invest in companies selling at relatively low price/earnings ratios with attractive dividend yields and other compelling valuation characteristics. Compared with the broad market, at the end of June we had a portfolio of undervalued companies with good prospects over the next few years.

     Financial Profile

                                            Equity Income
                                                Portfolio              S&P 500
--------------------------------------------------------------------------------

     Current Yield                                   2.9%                 1.1%

     Price/Book Ratio                                3.2                  8.9

     Price/Earnings Ratio
     (2000 estimated EPS)                           14.5                 30.0

     Historical Beta
     (based on monthly
     returns for 5 years)                           0.68                 1.00

OUTLOOK

     After the shakeout of the past six months, the market ended up treading water as investors digested a series of tightening moves by the Fed aimed at slowing the pace of economic growth. In earlier reports we discussed the delinkage between stock prices and the earnings and dividend growth that normally support them, since share prices have risen at a faster pace in recent years. This gap began to close modestly during the first half of the year, with earnings and dividend growth moving ahead while stocks declined in value. Despite the improved performance of value stocks discussed earlier, they remain very inexpensive relative to their growth stock siblings. If history is any guide, true value tends to reassert itself over time. The fund holds investments in many companies with inexpensive valuations, thanks to the contrary investor sentiment of recent years. We believe our portfolio comprises stocks that offer a good combination of solid return potential and relatively low downside risk.

     As always, we appreciate your confidence in T. Rowe Price and your continued support.

     Respectfully submitted,



     Brian C. Rogers
     President and Chairman of the
     Investment Advisory Committee

     July 21, 2000



Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                            Percent of
                                                            Net Assets
                                                               6/30/00
--------------------------------------------------------------------------------

  BP Amoco                                                        2.9%

  Exxon Mobil                                                     2.6

  Mellon Financial                                                2.4

  SBC Communications                                              2.1

  American Home Products                                          1.9

  General Mills                                                   1.8

  Pharmacia                                                       1.6

  Chevron                                                         1.6

  FleetBoston Financial                                           1.5

  Royal Dutch Petroleum                                           1.4

  Texaco                                                          1.4

  ALLTEL                                                          1.4

  Kimberly-Clark                                                  1.4

  Hershey Foods                                                   1.3

  Lockheed Martin                                                 1.3

  Heinz                                                           1.3

  Starwood Hotels & Resorts Worldwide                             1.3

  GTE                                                             1.3

  Bell Atlantic                                                   1.3

  Citigroup                                                       1.3

  3M                                                              1.2

  Fannie Mae                                                      1.2

  Disney                                                          1.2

  Eastman Kodak                                                   1.2

  American General                                                1.1

--------------------------------------------------------------------------------
  Total                                                          39.0%
--------------------------------------------------------------------------------


Major Portfolio Changes
--------------------------------------------------------------------------------

Six Months Ended 6/30/00
Listed in descending order of size

LARGEST PURCHASES (10)
--------------------------------------------------------------------------------

Rockwell International*
Microsoft*
Procter & Gamble*
Eaton*
Unisys*
Motorola*
AT&T
Gillette*
International Paper
UNUMProvident

LARGEST SALES (10)
--------------------------------------------------------------------------------

BCE**
US West
Hewlett-Packard**
BP Amoco
Exxon Mobil
Baker Hughes
Consolidated Papers
American Home Products
TRW**
Anheuser-Busch
--------------------------------------------------------------------------------

  *Position added.
**Position eliminated.


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Equity Income Portfolio
--------------------------------------------------------------------------------

As of 6/30/00

             Equity Income Portfolio     S&P 500 Index      Lipper Variable

3/30/94      10000                       10000              10000
6/30/94      10170                       10042              10070
6/30/95      12409                       12660              12136
6/30/96      15536                       15952              14825
6/30/97      19815                       21487              19355
6/30/98      23653                       27968              23756
6/30/99      27261                       34333              27067
6/30/00      24474                       36820              26241


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Equity Income Portfolio
Periods Ended 6/30/00

                                               Since       Inception
      1 Year     3 Years      5 Years      Inception            Date
--------------------------------------------------------------------------------

     -10.22%       7.29%       14.55%         15.40%         3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Equity Income Portfolio
Unaudited

                              For a share outstanding throughout each period
--------------------------------------------------------------------------------
                     6 Months      Year
                        Ended     Ended
                      6/30/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95

NET ASSET VALUE
Beginning of period  $  18.73  $  19.25  $  18.59  $  15.26  $  13.21  $  10.42

Investment
activities

 Net investment
 income (loss)           0.19      0.38      0.39      0.40      0.42      0.44

 Net realized and
 unrealized gain
 (loss)                 (0.71)     0.33      1.27      3.94      2.13      3.05

 Total from
 investment
 activities             (0.52)     0.71      1.66      4.34      2.55      3.49

Distributions

 Net investment
 income                 (0.18)    (0.38)    (0.39)    (0.40)    (0.42)    (0.44)

 Net realized gain      (0.31)    (0.85)    (0.61)    (0.61)    (0.08)    (0.26)

 Total distributions    (0.49)    (1.23)    (1.00)    (1.01)    (0.50)    (0.70)

NET ASSET VALUE
End of period          $17.72    $18.73    $19.25    $18.59    $15.26    $13.21

Ratios/Supplemental
Data

Total return(diamond)   (2.74)%    3.72%     9.07%    28.85%    19.56%    34.76%

Ratio of total
expenses to
average net assets        0.85%!   0.85%     0.85%     0.85%     0.85%     0.85%

Ratio of net investment
income (loss) to average
net assets                2.10%!   1.90%     2.15%     2.56%     2.94%     3.61%

Portfolio turnover rate   41.1%!   32.6%     18.2%     20.5%     17.4%     10.1%

Net assets,
end of period
(in thousands)         $550,046 $595,433  $526,952 $ 344,724  $103,751   $14,658

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!         Annualized

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Equity Income Portfolio
June 30, 2000 (Unaudited)


x                                                    Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  94.5%

FINANCIAL  16.7%

Bank and Trust  9.2%

Bank of America                                          74,200   $    3,191

Bank One                                                203,227        5,398

Firstar                                                 117,400        2,473

FleetBoston Financial                                   239,617        8,147

J. P. Morgan                                             56,700        6,244

KeyCorp                                                  58,300        1,027

Mellon Financial                                        359,000       13,081

Mercantile Bankshares                                   119,450        3,565

National City                                           132,700        2,264

Wells Fargo                                             128,560        4,982

                                                                      50,372


Insurance  5.0%

American General                                        102,800        6,271

Chubb                                                    80,700        4,963

Lincoln National                                         86,300        3,118

SAFECO                                                  151,000        3,006

St. Paul                                                163,576        5,582

UNUMProvident                                           242,200        4,859

                                                                      27,799

Financial Services  2.5%

Citigroup                                               114,448        6,895

Fannie Mae                                              128,300        6,696

                                                                      13,591

Total Financial                                                       91,762


UTILITIES  12.7%

Telephone  7.5%

ALLTEL                                                  124,800        7,730

AT&T                                                    105,500        3,336

Bell Atlantic                                           136,100        6,916

BellSouth                                                79,500        3,389

GTE                                                     147,700        6,916

SBC Communications                                      264,168       11,425

Vodafone Airtouch ADR                                    40,600        1,682

                                                                      41,394

Electric Utilities  5.2%

Duke Energy                                              99,400        5,604

Entergy                                                  97,000        2,637

FirstEnergy                                             160,320        3,747

Niagara Mohawk *                                        137,600   $    1,918

Reliant Energy                                          115,700        3,420

Scottish Power ADR                                       71,088        2,377

Southern                                                188,100        4,385

Unicom                                                  119,600        4,627

                                                                      28,715

Total Utilities                                                       70,109


CONSUMER NONDURABLES  19.7%

Cosmetics  1.5%

Gillette                                                 69,400        2,425

International Flavors &
  Fragrances                                            184,200        5,560

                                                                       7,985

Beverages  1.3%

Anheuser-Busch                                           38,700        2,890

Brown-Forman (Class B)                                   80,700        4,338

                                                                       7,228

Food Processing  7.0%

Campbell                                                130,500        3,801

General Mills                                           264,400       10,113

Heinz                                                   164,300        7,188

Hershey Foods                                           151,400        7,343

Kellogg                                                  77,900        2,318

McCormick                                               159,300        5,177

Unilever (EUR)                                           54,900        2,518

                                                                      38,458

Hospital Supplies/Hospital Management  1.5%

Abbott Laboratories                                     130,200        5,802

Becton, Dickinson                                        89,700        2,573

                                                                       8,375


Pharmaceuticals  4.1%

American Home Products                                  174,900       10,276

Merck                                                    48,000        3,678

Pharmacia                                               167,763        8,671

                                                                      22,625


Miscellaneous Consumer Products  4.3%

Armstrong World                                          91,700        1,404

Fortune Brands                                          139,300        3,213

Hasbro                                                  160,300        2,414

Philip Morris                                           173,700        4,614

PPG Industries                                           51,200        2,269

Procter & Gamble                                         55,700        3,189

Stanley Works                                           147,400   $    3,501

UST                                                     225,700        3,315

                                                                      23,919

Total Consumer Nondurables                                           108,590


CONSUMER SERVICES  7.2%

General Merchandisers  0.8%

J.C. Penney                                              98,700        1,820

May Department Stores                                   118,800        2,851

                                                                       4,671

Specialty Merchandisers  1.3%

Toys "R" Us *                                           412,900        6,013

Tupperware                                               60,000        1,320

                                                                       7,333

Entertainment and Leisure  2.3%

Disney                                                  167,900        6,516

Hilton                                                  317,300        2,975

Reader's Digest (Class A)                                82,200        3,267

                                                                      12,758

Media and Communications  2.8%

Dow Jones                                                43,000        3,150

Dun & Bradstreet                                        128,200        3,670

Knight-Ridder                                            97,200        5,170

R.R. Donnelley                                          140,700        3,174

                                                                      15,164

Total Consumer Services                                               39,926


CONSUMER CYCLICALS  5.2%

Automobiles and Related  1.3%

Dana                                                     50,000        1,059

Eaton                                                    44,400        2,975

Genuine Parts                                           171,050        3,421

                                                                       7,455

Building and Real Estate  2.7%

Rouse                                                   138,000        3,416

Simon Property Group, REIT                              189,536        4,205

Starwood Hotels &
   Resorts Worldwide, REIT                              220,505        7,180

                                                                      14,801

Miscellaneous Consumer Durables  1.2%

Eastman Kodak                                           107,700        6,408

                                                                       6,408

Total Consumer Cyclicals                                              28,664


TECHNOLOGY  4.8%

Electronic Components  0.4%

Motorola                                                 82,400   $    2,395

                                                                       2,395

Office Automation  0.8%

Xerox                                                   200,900        4,168

                                                                       4,168

Aerospace &  Defense  2.4%

Boeing                                                   55,800        2,333

Lockheed Martin                                         291,400        7,230

Rockwell International                                  122,400        3,856

                                                                      13,419

Information Processing  0.9%

COMPAQ Computer                                         107,800        2,756

Unisys *                                                132,900        1,935

                                                                       4,691

Telecommunications & Equipment  0.3%

US West                                                  16,650        1,428

                                                                       1,428

Total Technology                                                      26,101


CAPITAL EQUIPMENT  0.9%

Electrical Equipment  0.7%

Hubbell (Class B)                                       155,800        3,973

                                                                       3,973

Machinery  0.2%

Cooper Industries                                        26,867          875

                                                                         875

Total Capital Equipment                                                4,848


BUSINESS SERVICES AND TRANSPORTATION  4.4%

Miscellaneous Business Services  1.5%

H&R Block                                                93,200        3,017

Waste Management                                        276,672        5,257

                                                                       8,274

Railroads  1.8%

Norfolk Southern                                        275,600        4,100

Union Pacific                                           154,700        5,753

                                                                       9,853

Computer Service & Software  1.1%

BMC Software *                                           47,000        1,714

Microsoft *                                              54,900        4,390

                                                                       6,104

Total Business Services and Transportation                            24,231


ENERGY  13.5%

Energy Services  0.8%

Baker Hughes                                            140,800   $    4,506

                                                                       4,506

Integrated Petroleum - Domestic  1.6%

Amerada Hess                                             83,900        5,181

USX-Marathon                                            139,400        3,493

                                                                       8,674

Integrated Petroleum - International  10.0%

BP Amoco ADR                                            283,096       16,013

Chevron                                                 101,450        8,604

Exxon Mobil                                             183,061       14,370

Royal Dutch Petroleum                                   129,500        7,973

Texaco                                                  147,100        7,833

                                                                      54,793

Exploration & Production  1.1%

Unocal                                                  186,900        6,191

                                                                       6,191

Total Energy                                                          74,164


PROCESS INDUSTRIES  8.6%

Diversified Chemicals  2.0%

Dow Chemical                                             80,700        2,436

DuPont                                                  129,000        5,644

Hercules                                                205,500        2,890

                                                                      10,970

Specialty Chemicals  3.1%

3M                                                       82,300        6,790

Great Lakes Chemical                                    132,800        4,183

Imperial Chemical ADR                                    46,400        1,430

Pall                                                    238,400        4,410

                                                                      16,813

Paper and Paper Products  3.5%

Consolidated Papers                                       6,200          227

Fort James                                              248,500        5,747

International Paper                                     203,453        6,065

Kimberly-Clark                                          130,900        7,510

                                                                      19,549

Total Process Industries                                              47,332


BASIC MATERIALS  0.8%

Metals  0.8%

Newmont Mining                                           99,949   $    2,162

Phelps Dodge                                             55,400        2,060

Total Basic Materials                                                  4,222

Total Common Stocks (Cost  $531,072)                                 519,949


U.S. GOVERNMENT OBLIGATIONS  0.4%

U.S. Treasury Bonds

  6.00%, 2/15/26                                     $  500,000          489

  6.25%, 8/15/23                                         20,000           20

U.S. Treasury Notes

  5.625%, 2/15/06                                       250,000          243

  5.75%, 8/15/03                                        400,000          393

  5.875%, 2/15/04                                        20,000           20

  6.50%, 5/31/01                                        700,000          700

  7.00%, 7/15/06                                        400,000          415

Total U.S. Government Obligations
(Cost  $2,222)                                                         2,280


SHORT-TERM INVESTMENTS  4.3%

Money Market Funds  4.3%

Reserve Investment
  Fund, 6.68% #                                      23,409,691       23,410

Total Short-Term Investments
(Cost  $23,410)                                                       23,410

Total Investments in Securities
99.2% of Net Assets (Cost $556,704)                                 $545,639

Other Assets Less Liabilities                                          4,407

NET ASSETS                                                          $550,046
                                                                   ----------


T. Rowe Price Equity Income Portfolio

June 30, 2000 (Unaudited)


                                                                Value
--------------------------------------------------------------------------------
                                                         In thousands

Net Assets Consist of:
Accumulated net investment
income - net of distributions                                    $306

Accumulated net realized gain/loss -
net of distributions                                           18,125

Net unrealized gain (loss)                                    (11,063)

Paid-in-capital applicable to 31,049,656
shares of $0.0001 par value
capital stock outstanding;
1,000,000,000 shares                                          542,678
of the Corporation authorized

NET ASSETS                                                   $550,046
                                                            ----------

NET ASSET VALUE PER SHARE                                      $17.72
                                                            ----------

   #   Seven-day yield
   *   Non-income producing
 ADR   American Depository Receipt
REIT   Real Estate Investment Trust
 EUR   Euro


The accompanying notes are an integral part of these financial statements.




Statement of Operations
T. Rowe Price Equity Income Portfolio
In thousands
(Unaudited)

                                                                    6 Months
                                                                       Ended
                                                                     6/30/00

Investment Income (Loss)
Income

  Dividend                                                        $    7,413

  Interest                                                               747

  Total income                                                         8,160

Expenses
  Investment management and administrative                             2,348

Net investment income (loss)                                           5,812

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                          18,005

  Foreign currency transactions                                           (2)

  Net realized gain (loss)                                            18,003

Change in net unrealized gain or loss

  Securities                                                         (41,364)

  Other assets and liabilities
  denominated in foreign currencies                                        2

Change in net unrealized gain or loss                                (41,362)

Net realized and unrealized gain (loss)                              (23,359)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $(17,547)
                                                                    ----------


The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Equity Income Portfolio
In thousands
(Unaudited)

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/00     12/31/99

Increase (Decrease) in Net Assets

Operations

   Net investment income (loss)                    $      5,812     $   11,004

   Net realized gain (loss)                              18,003         33,148

   Change in net unrealized gain or loss                (41,362)       (26,050)

   Increase (decrease) in net assets from operations    (17,547)        18,102

Distributions to shareholders

   Net investment income                                 (5,515)       (11,093)

   Net realized gain                                     (9,407)       (25,635)

   Decrease in net assets from distributions            (14,922)       (36,728)

Capital share transactions *

   Shares sold                                           50,457        126,172

   Distributions reinvested                              14,922         36,728

   Shares redeemed                                      (78,297)       (75,793)

   Increase (decrease) in net assets from capital
   share transactions                                   (12,918)        87,107

Net Assets
Increase (decrease) during period                       (45,387)        68,481

Beginning of period                                     595,433        526,952

End of period                                          $550,046        $595,433
                                                       ------------------------
*Share information

   Shares sold                                            2,811           6,291

   Distributions reinvested                                 849           1,944

   Shares redeemed                                       (4,408)         (3,817)

   Increase (decrease) in shares outstanding               (748)          4,418


The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Equity Income Portfolio
June 30, 2000 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established U.S. companies. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $109,292,000 and $131,551,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $556,704,000. Net unrealized loss aggregated $11,065,000 at period-end, of which $51,841,000 related to appreciated investments and $62,906,000 to depreciated investments.

T. Rowe Price Equity Income Portfolio

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $431,000 was payable at June 30, 2000. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $668,000 and are reflected as interest income in the accompanying Statement of Operations.